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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 4, 2004

PLAYTEX PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-12620 (Commission File Number)	51-0312772 (IRS Employer Identification No.)
300 NYALA FARMS ROAD WESTPORT, CONNECTICUT (Address of principal executive offices)	06880 (Zip Code)

Registrant's telephone number, including area code: (203) 341-4000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5. Other Events

        On February 4, 2004, Playtex Products, Inc. issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act"), announcing the pricing of the offering of $460 million of its 8% senior secured notes due 2011. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The third paragraph of Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in the third paragraph of Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9. Regulation FD Disclosure

        The third paragraph of Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference into this Item.

        The information contained in Item 9 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in Item 9 of this Current Report on Form 8-K report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 4, 2004

PLAYTEX PRODUCTS, INC.
By:	/s/ GLENN A. FORBES Name: Glenn A. Forbes Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press Release of Playtex Products, Inc., dated February 4, 2004.

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  Item 5. Other Events
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX